UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 3, 2011
THE WILLIAMS COMPANIES, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-4174	73-0569878
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

One Williams Center, Tulsa, Oklahoma	74172
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: 918/573-2000
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.
Entry into New Credit Facility Agreements
The Williams Companies, Inc.
          On June 3, 2011, The Williams Companies, Inc. (“WMB”), as borrower, entered into a new $900 million five-year senior unsecured revolving credit facility agreement (the “WMB Credit Facility Agreement”), together with the lenders named therein, and Citibank N.A. (“Citi”), as administrative agent. Under the terms of the WMB Credit Facility Agreement, WMB may request an increase in the commitments of up to an additional $250 million by commitments from either new lenders or increased commitments from existing lenders. The WMB Credit Facility Agreement may be used for working capital, acquisitions, capital expenditures and other general corporate purposes.
          The WMB Credit Facility Agreement replaces an existing WMB credit agreement, dated as of May 1, 2006, by and among , WMB, the lenders from time to time parties thereto, and Citi, as administrative agent (as amended, modified, or otherwise supplemented from time to time, the “Existing WMB Credit Agreement”).
          Interest on borrowings under the WMB Credit Facility Agreement is payable at rates per annum equal to, at the option of WMB: (1) a fluctuating base rate equal to Citi’s adjusted base rate plus the applicable margin, or (2) a periodic fixed rate equal to LIBOR plus the applicable margin. The adjusted base rate will be the highest of (i) the federal funds rate plus 0.5 percent, (ii) Citi’s publicly announced base rate, and (iii) one-month LIBOR plus 1.0 percent. WMB is required to pay a commitment fee based on the unused portion of the commitments under the WMB Credit Facility Agreement. The applicable margin and the commitment fee are determined by reference to a pricing schedule based on WMB’s senior unsecured debt ratings.
          Under the WMB Credit Facility Agreement, if WMB, in any fiscal quarter, makes one or more acquisitions for a total aggregate purchase price that exceeds or equals $50 million, WMB is required to maintain a ratio of debt to EBITDA of no greater than 5.00 to 1.00 for the fiscal quarter in which the acquisition occurs and the two fiscal quarters following thereafter. In any other case, WMB is required to maintain a ratio of debt to EBITDA of no greater than 4.50 to 1.00. Each of the above ratios will be tested beginning June 30, 2011 at the end of each fiscal quarter, and the debt to EBITDA ratio will be measured on a rolling four-quarter basis.
          The WMB Credit Facility Agreement contains customary representations and warranties and affirmative, negative and financial covenants which were made only for the purposes of the WMB Credit Facility Agreement and as of the specific date (or dates) set forth therein, and may be subject to certain limitations as agreed upon by the contracting parties. The covenants limit, among other things, the ability of WMB’s subsidiaries to incur indebtedness, WMB and its material subsidiaries from granting certain liens supporting indebtedness, and WMB’s ability to merge or consolidate with any person or sell all or substantially all of its assets to any person, enter into certain affiliate transactions, make certain distributions during the continuation of an event of default and allow material change in the nature of its business. In addition, the representations, warranties and covenants contained in the WMB Credit Facility Agreement may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries of the WMB Credit Facility Agreement and should not rely on the representations, warranties and covenants contained therein, or any descriptions thereof, as characterizations of the actual state of facts or conditions of WMB.
          The WMB Credit Facility Agreement includes customary events of default, including events of default relating to non-payment of principal, interest or fees, inaccuracy of representations and warranties in any material respect when made or when deemed made, violation of covenants, cross payment-defaults, cross acceleration, bankruptcy and insolvency events, certain unsatisfied judgments and a change of control. If an event of default with respect to WMB occurs under the WMB Credit Facility Agreement, the lenders will be able to terminate the commitments and accelerate the maturity of the loans of WMB under the WMB Credit Facility Agreement and exercise other rights and remedies.
          The foregoing description of the WMB Credit Facility Agreement does not purport to be complete and is qualified in its entirety by reference to the WMB Credit Facility Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference. The WMB Credit Facility Agreement is filed as an exhibit to this Current Report on form 8-K to provide investors with information regarding its terms. It is not intended to provide any other factual information about WMB or the other parties to the agreement or any of their respective subsidiaries or affiliates.
Williams Partners L.P.
          On June 3, 2011, Williams Partners L.P. (“WPZ”), Northwest Pipeline GP (“Northwest”) and Transcontinental Gas Pipe Line Company, LLC (“Transco,” collectively, the “Borrowers” or each a “Borrower”), entered into a new $2 billion five-year senior unsecured revolving credit facility agreement (the “WPZ Credit Facility Agreement”), together with the lenders named therein, and Citi, as administrative agent. Under the terms of the WPZ Credit Facility Agreement, WPZ may request an increase in the commitments of up to an additional $400 million by commitments from either new lenders or increased commitments from existing lenders. Transco and Northwest may each borrow up to $400 million under the WPZ Credit Facility Agreement to the extent the revolving commitments are not otherwise utilized by the other Borrowers. On June 3, 2011, WPZ borrowed $300 million under the WPZ Credit Facility Agreement to prepay borrowings outstanding under the Existing WPZ Credit Agreement (as defined below), as described in more detail in Item 1.02 below. The WPZ Credit Facility Agreement may be used for working capital, acquisitions, capital expenditures and other general limited liability company or partnership, as applicable, purposes and the refinancing of the Existing WPZ Credit Agreement.

          The WPZ Credit Facility Agreement replaces an existing WPZ credit agreement, dated as of February 17, 2010, by and among, WPZ, Northwest, Transco, the lenders from time to time parties thereto, and Citi, as administrative agent (as amended, modified, or otherwise supplemented from time to time, the “Existing WPZ Credit Agreement”).
          Interest on borrowings under the WPZ Credit Facility Agreement is payable at rates per annum equal to, at the option of a Borrower: (1) a fluctuating base rate equal to Citi’s adjusted base rate plus the applicable margin, or (2) a periodic fixed rate equal to LIBOR plus the applicable margin. The adjusted base rate will be the highest of (i) the federal funds rate plus 0.5 percent, (ii) Citi’s publicly announced base rate, and (iii) one-month LIBOR plus 1.0 percent. WPZ is required to pay a commitment fee based on the unused portion of the commitments under the WPZ Credit Facility Agreement. The applicable margin and the commitment fee are determined for each Borrower by reference to a pricing schedule based on such Borrower’s senior unsecured debt ratings.
          Under the WPZ Credit Facility Agreement, if WPZ, in any fiscal quarter, makes one or more acquisitions for a total aggregate purchase price that exceeds or equals $50 million, WPZ is required to maintain a ratio of debt to EBITDA of no greater than 5.50 to 1.00 for the fiscal quarter in which the acquisition occurs and the two fiscal quarters following thereafter. In any other case, WPZ is required to maintain a ratio of debt to EBITDA of no greater than 5.00 to 1.00. For each of Transco and Northwest and their respective consolidated subsidiaries, the ratio of debt to capitalization (defined as net worth plus debt) is not permitted to be greater than 65%. Each of the above ratios will be tested beginning June 30, 2011 at the end of each fiscal quarter, and the debt to EBITDA ratio is measured on a rolling four-quarter basis.
          The WPZ Credit Facility Agreement contains customary representations and warranties and affirmative, negative and financial covenants which were made only for the purposes of the WPZ Credit Facility Agreement and as of the specific date (or dates) set forth therein, and may be subject to certain limitations as agreed upon the by contracting parties. The covenants limit, among other things, each Borrower and each Borrower’s respective material subsidiaries from granting certain liens supporting indebtedness, and each Borrower’s ability to merge or consolidate with any person or sell all or substantially all of its assets to any person, enter into certain affiliate transactions, make certain distributions during the continuation of an event of default and allow material change in the nature of its business. In addition, the representations, warranties and covenants contained in the WPZ Credit Facility Agreement may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries of the WPZ Credit Facility Agreement and should not rely on the representations, warranties and covenants contained therein, or any descriptions thereof, as characterizations of the actual state of facts or conditions of any of WPZ, Northwest or Transco.
          The WPZ Credit Facility Agreement includes customary events of default, including events of default relating to non-payment of principal, interest or fees, inaccuracy of representations and warranties in any material respect when made or when deemed made, violation of covenants, cross payment-defaults, cross acceleration, bankruptcy and insolvency events, certain unsatisfied judgments and a change of control. If an event of default with respect to a Borrower occurs under the WPZ Credit Facility Agreement, the lenders will be able to terminate the commitments for all Borrowers and accelerate the maturity of the loans of the defaulting Borrower under the WPZ Credit Facility Agreement and exercise other rights and remedies.
          The foregoing description of the WPZ Credit Facility Agreement does not purport to be complete and is qualified in its entirety by reference to the WPZ Credit Facility Agreement listed herein as Exhibit 10.2, a copy of which has been filed as Exhibit 10.1 to WPZ’s Current Report on Form 8-K filed on June 9, 2011 (File No. 001-32599) and incorporated into this Item 1.01 by reference. The WPZ Credit Facility Agreement is incorporated by reference into this Current Report on Form 8-K to provide investors with information regarding its terms. It is not intended to provide any other factual information about WPZ, Transco, Northwest or the other parties to the agreement or any of their respective subsidiaries or affiliates.
WPX Energy, Inc.
          On June 3, 2011, WPX Energy, Inc. (“WPX”), as borrower, entered into a new $1.5 billion five-year senior unsecured revolving credit facility agreement (the “WPX Credit Facility Agreement”), together with the lenders named therein, and Citi, as administrative agent and swingline lender. Under the terms of the WPX Credit Facility Agreement, WPX may request an increase in the commitments of up to an additional $300 million by commitments from either new lenders or increased commitments from existing lenders. The WPX Credit Facility Agreement may be used for working capital, acquisitions, capital expenditures and other general corporate purposes.
          Under the WPX Credit Facility Agreement, WPX may also obtain same day funds by requesting a swingline loan of up to an amount of $125 million from the swingline lender. Interest on swingline loans is payable at a rate per annum equal to a fluctuating base rate equal to Citi’s adjusted base rate plus the applicable margin.
          The WPX Credit Facility Agreement is not effective until the date on which certain conditions listed in such Agreement (including, among others, the completion of the initial public offering of WPX) have been met or waived; provided that such date must be on or before November 30, 2011 or such later date as may be agreed to by WPX and the lenders. If the effective date has not occurred by November 30, 2011, the WPX Credit Facility Agreement will automatically terminate unless otherwise extended by WPX and the lenders.
          Interest on borrowings under the WPX Credit Facility Agreement is payable at rates per annum equal to, at the option of WPX: (1) a fluctuating base rate equal to Citi’s adjusted base rate plus the applicable margin, or (2) a periodic fixed rate equal to LIBOR plus the applicable margin. The adjusted base rate will be the highest of (i) the federal funds rate plus 0.5 percent, (ii) Citi’s publicly announced base rate, and (iii) one-month LIBOR plus 1.0 percent. WPX is required to pay a commitment fee based on the unused portion of the commitments under the WPX Credit Facility Agreement. The applicable margin and the commitment fee are determined by reference to a pricing schedule based on WPX’s senior unsecured debt ratings.

          Under the WPX Credit Facility Agreement, prior to the occurrence of the Investment Grade Date (as defined below), WPX is required to maintain a ratio of PV to debt (each as defined in the WPX Credit Facility Agreement and PV primarily relating to the present value of proved oil and gas reserves) of at least 1.50 to 1.00. For WPX and its consolidated subsidiaries, the ratio of debt to capitalization (defined as net worth plus debt) is not permitted to be greater than 60%. Each of the above ratios will be tested beginning June 30, 2011 at the end of each fiscal quarter. Investment Grade Date means the first date on which WPX’s long-term senior unsecured debt ratings are BBB- or better by S&P or Baa3 or better by Moody’s (without negative outlook or negative watch), provided that the other of the two ratings is at least BB+ by S&P or Ba1 by Moody’s.
          The WPX Credit Facility Agreement contains customary representations and warranties and affirmative, negative and financial covenants which were made only for the purposes of the WPX Credit Facility Agreement and as of the specific date (or dates) set forth therein, and may be subject to certain limitations as agreed upon by the contracting parties. The covenants limit, among other things, the ability of WPX’s subsidiaries to incur indebtedness, WPX and its material subsidiaries from granting certain liens supporting indebtedness, making investments, loans or advances and entering into certain hedging agreements, WPX’s ability to merge or consolidate with any person or sell all or substantially all of its assets to any person, enter into certain affiliate transactions, make certain distributions during the continuation of an event of default and allow material change in the nature of its business. In addition, the representations, warranties and covenants contained in the WPX Credit Facility Agreement may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries of the WPX Credit Facility Agreement and should not rely on the representations, warranties and covenants contained therein, or any descriptions thereof, as characterizations of the actual state of facts or conditions of WPX.
          The WPX Credit Facility Agreement includes customary events of default, including events of default relating to non-payment of principal, interest or fees, inaccuracy of representations and warranties in any material respect when made or when deemed made, violation of covenants, cross payment-defaults, cross acceleration, bankruptcy and insolvency events, certain unsatisfied judgments and a change of control. If an event of default with respect to a borrower occurs under the WPX Credit Facility Agreement, the lenders will be able to terminate the commitments and accelerate the maturity of the loans of the defaulting borrower under the WPX Credit Facility Agreement and exercise other rights and remedies.
          The foregoing description of the WPX Credit Facility Agreement does not purport to be complete and is qualified in its entirety by reference to the WPX Credit Facility Agreement, a copy of which is attached as Exhibit 10.3 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference. The WPX Credit Facility Agreement is filed as an exhibit to this Current Report on Form 8-K to provide investors with information regarding its terms. It is not intended to provide any other factual information about WPX or the other parties to the agreement or any of their respective subsidiaries or affiliates.

Item 1.02. Termination of a Material Definitive Agreement
          On June 3, 2011, WMB terminated the Existing WMB Credit Agreement, subject to the survival of any provisions which by their terms survive the termination. There were no outstanding borrowings under the Existing WMB Credit Agreement. Upon the termination of the Existing WMB Credit Agreement, WMB entered into the WMB Credit Facility Agreement as stated under Item 1.01 above.
          On June 3, 2011, WPZ, Northwest and Transco terminated, and WPZ prepaid all amounts owed under the Existing WPZ Credit Agreement, comprised of a $300 million borrowing, subject to the survival of any provisions which by their terms survive the termination. Upon the termination of the Existing WPZ Credit Agreement, WPZ, Northwest and Transco entered into the WPZ Credit Facility Agreement as stated under Item 1.01 above.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
          On June 3, 2011, WMB entered into the WMB Credit Facility Agreement, WPZ, Northwest and Transco entered into the WPZ Credit Facility Agreement and WPX entered into the WPX Credit Facility Agreement, each as described under Item 1.01 above. The descriptions of each of the WMB Credit Facility Agreement, the WPZ Credit Facility Agreement and the WPX Credit Facility Agreement, respectively, under Item 1.01 above are incorporated into this Item 2.03 by reference.

Item 9.01. Financial Statements and Exhibits
     (d) Exhibits.

Exhibit No.	Description
10.1	Credit Agreement, dated as of June 3, 2011, by and among The Williams Companies, Inc., the lenders named therein, and Citibank, N.A., as Administrative Agent.

10.2
Credit Agreement, dated as of June 3, 2011, by and among Williams Partners L.P., Northwest Pipeline GP, Transcontinental Gas Pipe Line Company, LLC, as co-borrowers, the lenders named therein, and Citibank N.A., as Administrative Agent (filed on June 9, 2011 as Exhibit 10.1 to Williams Partners L.P.’s Current Report on Form 8-K and incorporated herein by reference).

10.3	Credit Agreement, dated as of June 3, 2011, by and among WPX Energy, Inc., the lenders named therein, and Citibank, N.A., as Administrative Agent and Swingline Lender.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WILLIAMS COMPANIES, INC.
By:	/s/ Lorna R. Simms
Lorna R. Simms
Assistant Secretary

DATED: June 9, 2011

EXHIBIT INDEX

Exhibit No.	Description

10.1	Credit Agreement, dated as of June 3, 2011, by and among The Williams Companies, Inc., the lenders named therein, and Citibank, N.A., as Administrative Agent.

10.2
Credit Agreement, dated as of June 3, 2011, by and among Williams Partners L.P., Northwest Pipeline GP, Transcontinental Gas Pipe Line Company, LLC, as co-borrowers, the lenders named therein, and Citibank N.A., as Administrative Agent (filed on June 9, 2011 as Exhibit 10.1 to Williams Partners L.P.’s Current Report on Form 8-K and incorporated herein by reference).

10.3	Credit Agreement, dated as of June 3, 2011, by and among WPX Energy, Inc., the lenders named therein, and Citibank, N.A., as Administrative Agent and Swingline Lender.